SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12(c)

COST PLUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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COST PLUS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 1, 2004

To our Shareholders:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Cost Plus, Inc. (the “Company”), a California corporation, will be held on July 1, 2004 at 2:00 p.m., Pacific time, at the Company’s corporate headquarters located at 200 4th Street, Oakland, California 94607, for the following purposes:

(1)	To elect seven directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected.

(2)	To approve the Company’s 2004 Stock Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m).

(3)	To approve an amendment to the Company’s 1996 Director Option Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares.

(4)	To ratify and approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 29, 2005.

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on May 7, 2004 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors

Murray H. Dashe

Chairman of the Board, Chief Executive Officer

and President

Oakland, California

May 18, 2004

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

DIRECTIONS TO COST PLUS, INC.’S

CORPORATE HEADQUARTERS

Cost Plus, Inc.

200 4th Street

Oakland, California 94607

(510) 893-7300

Directions from San Francisco

Take the Bay Bridge to Interstate 580 East, to Interstate 980 (Downtown Oakland), which turns into Interstate 880, to Jackson Street. Exit Jackson Street and take a right onto Jackson Street and a left on 4th Street. The corporate headquarters are located at the corner of Jackson and 4th Streets.

Directions from Oakland Airport (and from the south)

Take Interstate 880 North to Oak Street Exit. Exit Oak Street and go straight ahead for two blocks and turn left on Jackson Street. Go two blocks and turn left on 4th Street. The corporate headquarters are located on the corner of Jackson and 4th Streets.

COST PLUS, INC.

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of our Board of Directors for use at the 2004 Annual Meeting of Shareholders to be held July 1, 2004 at 2:00 p.m., Pacific time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. Our Annual Meeting will be held at our corporate headquarters located at 200 4th Street, Oakland, California 94607. Our telephone number at that location is (510) 893-7300.

These proxy solicitation materials were mailed on or about May 18, 2004 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

Only shareholders of record at the close of business on May 7, 2004 are entitled to notice of and to vote at the Annual Meeting. As of May 7, 2004, 21,919,802 shares of our common stock were issued and outstanding.

Each shareholder is entitled to one vote for each share of common stock on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

Methods of Voting

Voting by Proxy—By signing and returning the proxy card according to the enclosed instructions, you are enabling our Chief Executive Officer, Murray H. Dashe, and our Chief Financial Officer, John J. Luttrell, who are named on the proxy card as “proxies or attorneys-in-fact,” to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the election of the nominees for director identified in Proposal One;

•	FOR the approval of the Cost Plus, Inc. 2004 Stock Plan;

•	FOR the amendment to the 1996 Director Option Plan; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 29, 2005.

Voting in Person at the Meeting—If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting you will need to bring a legal proxy from your broker or other nominee authorizing you to vote these shares.

If you hold shares through a bank, broker, or other record holder, you may vote your shares by following the instructions they have provided you.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you must:

•	sign and return another proxy bearing a later date before the beginning of the Annual Meeting;

•	provide written notice of the revocation to:

Inspector of Elections

Cost Plus, Inc.

200 4th Street

Oakland, CA 94607

prior to the time we take the vote at the Annual Meeting; or

•	attend the Annual Meeting and request that your proxy be revoked (attendance at the meeting will not by itself revoke a previously granted proxy)

Solicitation of Votes

We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by our directors, officers or regular employees. No additional compensation will be paid to such persons for such services. In addition, we have retained Georgeson Shareholder to assist in the solicitation of proxies at an estimated fee of $6,500, plus reimbursement of reasonable out-of-pocket expenses.

Quorum Requirements, Abstentions and Broker Non-Votes

A quorum is necessary to hold a valid meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our common stock, whether in person or by proxy, issued and outstanding on the record date.

Abstentions and broker non-votes are counted as present for establishing a quorum for the transaction of business at the Annual Meeting, but neither will be counted as votes cast. A “broker non-vote” occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have authority to do so.

A properly executed proxy marked “Abstain” with respect to any such matter will not be voted. Accordingly, an abstention will have the effect of a negative vote.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. If you hold common stock through a broker and you have not given voting instructions to the broker, the broker may be prevented from voting shares on non-routine matters, resulting in a “broker non-vote.” Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters.

Votes Required for Each Proposal

The vote required for the proposals to be considered at the Annual Meeting is as follows:

Proposal One—Election of Directors. The seven (7) director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

Proposal Two—Approval of Cost Plus, Inc. 2004 Stock Plan. The approval of the Cost Plus, Inc. 2004 Stock Plan will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Proposal Three—Amendment of 1996 Director Option Plan. The amendment to the Cost Plus, Inc. 1996 Director Stock Plan will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Proposal Four—Ratification of Deloitte & Touche LLP as Independent Accountants. Ratification of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 29, 2005 will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

You may vote either “for” or “withhold” your vote for the director nominees. You may vote “for,” “against,” or “abstain” from voting on the proposals to approve the Cost Plus, Inc. 2004 Stock Plan, to amend the 1996 Director Option Plan or to ratify Deloitte & Touche LLP as our independent auditors.

Shareholder Proposals—2005 Annual Meeting

As a shareholder, you may be entitled to present proposals, including nominating directors to serve on our Board of Directors, for action at a forthcoming shareholder meeting. Pursuant to the rules of the Securities and Exchange Commission and our bylaws, proposals that shareholders intend to present at our 2005 Annual Meeting of Shareholders and desire to have included in our proxy materials relating to such meeting must be received by us no later than January 18, 2005, which is 120 calendar days prior to the anniversary of this year’s Proxy Statement mailing date, and must be in compliance with applicable laws and regulations (including the regulations of the Securities and Exchange Commission under Rule 14a-8). If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of a proposal in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Proposals should be addressed to:

Corporate Secretary

Cost Plus, Inc.

200 4th Street

Oakland, California 94607

Other Matters

We know of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote the shares they represent as the Board of Directors may recommend.

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held seven meetings during the fiscal year ended January 31, 2004. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she serves in the fiscal year ended January 31, 2004. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our Annual Meeting of Shareholders. Last year all directors attended the 2003 Annual Meeting of Shareholders.

Our Board of Directors has summarized its corporate governance practices in the Corporate Governance Guidelines for Cost Plus, Inc., a copy of which is available on the Corporate Governance page of the Investor Information section of our website at http://www.worldmarket.com and is available in print upon request by any shareholder. Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Corporate Governance page of the Investor Information section of our website. The charters for our Audit Committee, Compensation Committee and Nominating Committee were amended in February 2004, and the revised Audit Committee charter is included with this Proxy Statement as Appendix A.

Audit Committee

The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements and to assist the Board of Directors in the oversight and monitoring of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditor’s qualifications and independence, (iv) our disclosure controls and procedures, and (v) the performance of our internal audit function and our independent auditors. In addition, the Audit Committee’s duties and responsibilities include reviewing and pre-approving any audit and non-audit services, reviewing, approving and monitoring our Code of Ethics for Principal Executive and Senior Financial Officers and establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters. The report of the Audit Committee for the fiscal year ended January 31, 2004 is included in this proxy statement.

The Audit Committee of the Board of Directors currently consists of Directors Coulombe, Gurr and Willardson and held eight meetings during the fiscal year ended January 31, 2004. None of the Audit Committee members is an employee of Cost Plus, Inc., and all of them are independent within the meaning of the rules of the Securities and Exchange Commission and the listing standards of The Nasdaq Stock Market (the “Nasdaq Rules”). Mr. Willardson serves as Chair of the Audit Committee. The Board of Directors has designated Mr. Willardson as an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission and has determined that he has the accounting and related financial management expertise to satisfy the requirement that at least one member of the Audit Committee be financially sophisticated within the meaning of the Nasdaq Rules.

Compensation Committee

The purpose of our Compensation Committee is to discharge the Board’s responsibilities for approving and evaluating officer compensation plans, policies and programs, to review and make recommendations regarding compensation for our employees and directors, and to administer our equity compensation plans. The report of the Compensation Committee for the fiscal year ended January 31, 2004 is included in this proxy statement. The Compensation Committee of the Board of Directors currently consists of Directors Feld, Robbins and Roberts, and held four meetings during the fiscal year ended January 31, 2004. Mr. Roberts serves as the Chair of the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the Nasdaq Rules.

Nominating Committee

The purpose of our Nominating Committee is to assist the Board of Directors in identifying prospective director nominees and recommending director nominees for election to the Board of Directors and for committees. The Nominating Committee currently consists of Directors Feld, Gurr and Willardson and held no meetings during the last fiscal year. The Nominating Committee did meet in February 2004 to consider and recommend the nominees for election to the Board of Directors at our 2004 Annual Meeting. Mr. Gurr serves as the Chair of the Nominating Committee. Each member of the Nominating Committee is independent within the meaning of the Nasdaq Rules.

Director Independence

In February 2004, consistent with the Nasdaq Rules regarding director independence, our Board of Directors undertook a review of the independence of our directors and considered whether any director had any relationship with Cost Plus, Inc. or management that would compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors affirmatively determined that Directors Coulombe, Feld, Gurr, Roberts, Robbins and Willardson are independent within the meaning of the Nasdaq Rules.

Lead Independent Director

In February 2004, our Board of Directors created the position of Lead Independent Director and appointed Fredric M. Roberts to serve in that capacity. The primary responsibilities of the Lead Independent Director are to preside over executive sessions of the Board of Directors in the absence of the Chairman or when management and management directors do not participate, to serve as the liaison between the Chairman and the independent directors, to approve meeting materials sent by Cost Plus to the Board of Directors, to approve meeting agendas for the Board of Directors, to call meetings of the independent directors and to be available for consultation and communication with our major shareholders.

Shareholder Communications to Directors

Shareholders may communicate directly with our directors by sending a letter addressed to:

Fredric M. Roberts

Lead Independent Director

Cost Plus, Inc.

200 4th Street

Oakland, California 94607

email: Fred.Roberts@cpwm.com

Mr. Roberts will ensure that a summary of all received letters is provided to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Roberts may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or an individual director, or management or independent advisors, as Mr. Roberts considers appropriate. Mr. Roberts may decide, in the exercise of his judgment, whether a response to any shareholder communication is necessary.

Policy for Director Recommendations and Nominations

The Nominating Committee considers candidates for Board membership suggested by Board members, management and our shareholders. It is the policy of the Nominating Committee to consider recommendations for candidates to the Board of Directors from any shareholder holding, as of the date the recommendation is submitted, not less than one percent (1%) of the then outstanding shares of our common stock continuously for at least twelve (12) months prior to such date. The Nominating Committee will consider a director candidate recommended by our shareholders in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a shareholder may nominate a person directly for election to the Board of Directors at an Annual Meeting of Shareholders provided the shareholder meets the requirements set forth in our Bylaws.

Where the Nominating Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating Committee, the Board of Directors or management. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee considers a number of factors, including:

•	the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

•	the highest personal and professional ethics and integrity,

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment,

•	skills that are complementary to those of the existing Board,

•	the ability to assist and support management and make significant contributions to our success, and

•	an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

After completing its evaluation, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating Committee.

Code of Business Conduct and Code of Ethics for Officers

Our Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors. Our Code of Business Conduct and Ethics is intended to ensure that our employees act in accordance with the highest ethical standards based on respect for the dignity of each individual and a commitment to honesty and fairness. In addition, we have in place a Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our Chief Executive Officer and our Chief Financial Officer, who also serves as our principle accounting officer. This code is intended to deter wrongdoing and promote ethical conduct among our executives and to ensure all of our public disclosure is full, fair and accurate. The Code of Business Conduct and Ethics is available on the Corporate Governance page of the Investor Information section of our website at http://www.worldmarket.com, and the Code of Ethics for Principal Executive and Senior Financial Officers has been filed as an exhibit to our Annual Report on Form 10-K, as amended, for the fiscal year ended January 31, 2004.

Director Compensation

Cash Compensation

In fiscal year 2003, each of our non-employee directors was compensated at the rate of $24,000 per annum for service on the Board of Directors its committees. In addition, each non-employee director received a fee of $2,000 for each Board meeting attended in person, $1,000 for each committee meeting attended and $250 for each telephonic Board meeting. Directors were reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors and its committees. The Chairmen of the Compensation and Audit Committees received additional annual compensation of $5,000 for their services as chairmen of those committees. Effective February 2004, non-employee directors will be compensated at a rate of $30,000 per year. The Chairmen of the Compensation and Audit Committees and the Lead Independent Director will receive additional annual compensation of $7,500 for their services in such capacities. In addition, Board members will be paid $3,000 for each Board meeting attended in person and $1,500 for each committee meeting attended (in person or by telephone) or Board meeting attended by telephone.

1996 Director Option Plan

Our 1996 Director Option Plan (the “Director Plan”) was adopted by the Board of Directors and approved by our shareholders in March 1996. Under the Director Plan each director is granted stock options at the sole discretion of our Board of Directors.

On February 26, 2003, Directors Coulombe, Feld, Gurr, Robbins, Roberts and Willardson each received grants under the Director Plan of options to purchase 8,000 shares of our common stock at an exercise price of $22.96. These option grants are subject to a four-year vesting period and will be fully vested in February 2007.

On February 26, 2004, Directors Coulombe, Feld, Gurr, Robbins, Roberts and Willardson each received grants under the Director Plan of options to purchase 12,000 shares of our common stock at an exercise price of $38.50. These option grants are subject to a four-year vesting period and will be fully vested in February 2008.

Please see Proposal Three for additional information about the Director Plan, including our proposal to increase the shares available for grant thereunder by 100,000.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our Board of Directors currently consists of seven directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently directors. If any of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Our management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such person’s successor has been elected and qualified. Nominations of persons for election to our Board of Directors may be made by any shareholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in our Bylaws.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the holders of the shares of our common stock represented in person or by proxy and entitled to vote on the proposal shall be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since
Joseph H. Coulombe	73	Independent management consultant	1995
Murray H. Dashe	61	Chairman of the Board, Chief Executive Officer and President of Cost Plus, Inc.	1997
Barry J. Feld	47	Chairman, Chief Executive Officer and President, PCA International, Inc.	2001
Danny W. Gurr	46	Independent management consultant	1995
Kim D. Robbins	58	Independent management consultant	1999
Fredric M. Roberts	61	President, F. M. Roberts and Company, Inc.	1999
Thomas D. Willardson	53	Chief Financial Officer, WebSideStory, Inc.	1991

Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years. There is no family relationship between any director and executive officer of the Company.

Mr. Coulombe has served as a director since November 1995. Since April 1995, Mr. Coulombe has been engaged in independent management consulting. Previously, he was employed in an executive capacity by several retailing and grocery businesses, and as an independent business consultant. From February 1995 to April 1995, Mr. Coulombe served as President and Chief Executive Officer of Sport Chalet, Inc., a sporting goods retailer. From February 1994 to January 1995, Mr. Coulombe served as Chief Executive Officer of Provigo Corp., a wholesale and retail grocer. From November 1992 to February 1994, Mr. Coulombe was an independent business consultant. From March 1992 to October 1992, Mr. Coulombe served as Executive Vice President of Pacific Enterprises, with principal responsibility for Thrifty Corporation, an operator of drug and sporting goods chain stores and also served as Co-Chairman of Thrifty Corporation. From June 1989 through March 1992, Mr. Coulombe served as an independent business consultant. Mr. Coulombe is the founder of Trader Joe’s, a specialty food grocery chain, and served as its Chief Executive Officer from 1957 to 1989.

Mr. Dashe joined us in June 1997 as Vice Chairman of the Board of Directors and was named President in September 1997 and Chairman of the Board of Directors and Chief Executive Officer in February 1998. From August 1992 to June 1997, he was Chief Operating Officer of Leslie’s Poolmart, Inc., a swimming pool supply retail chain and was a director of that company from August 1989 to November 1996. From May 1990 through August 1992, he was President and Chief Executive Officer of RogerSound Labs, a Southern California retailer of audio/video consumer electronics. From September 1985 through April 1990, Mr. Dashe held several positions with SILO, a consumer electronics and appliance retailer, including Regional President, Regional Vice President and Director of Stores. Previously, he was employed in an executive capacity by other retailers, including Allied Stores Corp. (now Federated Department Stores), where he served in a variety of positions of increasing responsibility, including Vice President/Director of Stores. Mr. Dashe serves as a director of Longs Drug Store Corporation and is a member of the Board of Trustees for Albright College in Reading, PA.

Mr. Feld has served as a director since February 2001. Mr. Feld is currently the President, Chief Executive Officer and Chairman of the Board of Directors of PCA International, Inc., the largest North American operator of portrait studios focused on serving the discount retail market. He joined PCA International, Inc. in August 1999. From November 1998 to June 1999, Mr. Feld was President and Chief Operating Officer of Vista Eyecare, Inc., a specialty eyecare retailer. He joined Vista Eyecare as a result of its acquisition of New West Eyeworks, Inc., where he had been serving as President and a Director since May 1991 and as Chief Executive Officer and a Director since February 1994. From 1987 to May 1991, Mr. Feld was with Frame-n-Lens Optical, Inc., where he served as its president prior to joining New West. Prior to that, he served in various senior management positions at Pearle Health Services for 10 years and, for a number of years, he served as an acquisition and turnaround specialist for optical retail groups acquired by Pearle. Vista Eyecare, Inc. and certain of its subsidiaries filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in April 2000 within the two-year period following Mr. Feld’s departure.

Mr. Gurr has served as a director since November 1995. Mr. Gurr is currently an independent management consultant. From January 2002 until July 2003, Mr. Gurr served as the President of Quarto Holdings, Inc., a leading international co-edition publisher. From April 1998 to July 2001, Mr. Gurr served as President of Dorling Kindersley Publishing Inc., a publisher of illustrated books, videos and multi-media products. From September 1991 to February 1998, Mr. Gurr served as President and Chief Executive Officer of Lauriat’s Books, Inc., an operator of various bookstore chains. From November 1995 until June 1997, Mr. Gurr served as President and Chief Executive Officer of Chadwick Miller, Inc., an importer and wholesaler of housewares and gifts. From September 1990 to September 1991, Mr. Gurr was Vice President of Publishing and Acquisition for the Outlet Book Company Division of Random House, Inc.

Ms. Robbins has served as a director since November 1999. Ms. Robbins is currently an independent management consultant. Ms. Robbins was the Director of Product Development for Jack Nadel, Inc. from 1997 to 2002, a direct response promotion agency specializing in creative marketing and merchandise solutions. From 1996 to 1997, she was the Executive Vice President and General Merchandise Manager of House of Fabrics, Inc., which operates sewing and craft stores throughout the United States. From 1995 to 1996, she was the Vice President of Merchandising for Sport Chalet Inc., a sporting goods retailer. From 1976 to 1993, Ms. Robbins served in capacities of ever increasing responsibility at Carter Hawley Hale, culminating in her appointment as Senior Vice President and General Merchandising Manager.

Mr. Roberts has served as a director since November 1999. Mr. Roberts is President of F. M. Roberts & Company, Inc., an investment-banking firm he established in 1980. Mr. Roberts has over 30 years of investment banking experience including executive corporate finance positions with Lehman Brothers, Loeb, Rhoades & Co., E.F. Hutton & Co. and Cantor, Fitzgerald & Co., Inc. Mr. Roberts served as 1993 Chairman of the Board of Governors of the National Association of Securities Dealers, which at that time owned and operated The Nasdaq Stock Market. From 1994 to 1996, he was a member of the Nasdaq Board of Directors and its Executive Committee. Mr. Roberts also serves as a director of Too, Inc, a specialty retailer of branded apparel and lifestyle products for girls and PCA International, Inc., the largest North American operator of portrait studios focused on serving the discount retail market.

Mr. Willardson has served as a director since March 1991, except for a period of approximately three months during 1996. Mr. Willardson currently serves as Chief Financial Officer of WebSideStory, Inc., a company specializing in website optimization. From July 2003 until April 2004 he served as Chief Financial Officer of Archimedes Technology Group Holdings, LLC, a privately held technology development company. From March 2002 until July 2003, Mr. Willardson was an independent financial consultant. From June 1998 to March 2002, Mr. Willardson was the Senior Vice President, Finance and Treasurer of Leap Wireless International, Inc., a wireless communications carrier. From August 1997 to June 1998, he served as a Vice President and Associate Managing Director of Bechtel Enterprises Inc., a wholly owned investment and development subsidiary of Bechtel Group, Inc. He served as a manager of that company from July 1995 until August 1997. From January 1986 to July 1995, Mr. Willardson served as a principal of The Fremont Group, an investment company.

PROPOSAL TWO

APPROVAL OF THE COST PLUS, INC. 2004 STOCK PLAN

The Board of Directors is asking our shareholders to approve our 2004 Stock Plan, which will:

•	Reserve 900,000 new shares of our common stock for issuance under the 2004 Stock Plan,

•	Transfer up to an additional 100,000 remaining shares available for issuance under our 1995 Stock Option Plan and terminate the 1995 Stock Option Plan for any new grants,

•	Transfer up to an additional 800,000 shares subject to outstanding options under the 1995 Stock Option Plan if they expire without being exercised, and

•	Include the ability to grant restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units.

The Company’s shareholders are also being asked to approve the material terms of the 2004 Stock Plan and the performance goals thereunder for the purpose of helping awards under the 2004 Stock Plan qualify as “performance-based” compensation under Internal Revenue Code Section 162(m).

As of May 7, 2004, options to purchase a total of 2,292,025 shares were outstanding under our stock option plans as follows:

Cost Plus, Inc. 1994 Stock Option Plan (1)	5,717
Cost Plus, Inc. 1995 Stock Option Plan	2,004,692
Cost Plus, Inc. 1996 Director Option Plan	281,616

(1)	No new option grants are permitted under this plan.

Proposed new accounting regulations are expected to require companies to record a charge to earnings for employee stock option grants, including options granted under plans similar to the proposed 2004 Stock Plan. The extent to which we will make grants of awards under the 2004 Stock Plan will depend on the developments in these accounting regulations as well as several other factors, including our assessment of the impact of the final rules on our earnings, actions by other companies (particularly those with which we compete for employees) with respect to the design and operation of equity incentive plans, and the attitude of financial analysts and investors towards these potentially significant non-cash charges.

The 2004 Stock Plan will allow us to grant a wider range of awards than is permitted under our current stock option plans, including restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units, which will help us achieve our goal of attracting, retaining and motivating our talented personnel. We believe that the 2004 Stock Plan will be an essential element of a competitive compensation package, and these plans are offered by most companies with which we compete for employees.

Our 2004 Stock Plan has been devised to replace our 1995 Stock Option Plan, which will terminate in November 2005. Currently, our 1995 Stock Option Plan authorizes our Board of Directors to grant stock options to our eligible employees and consultants. As the 1995 Stock Option Plan terminates in November 2005, our Board of Directors approved the 2004 Stock Plan in May 2004 to replace the 1995 Stock Option Plan and reserved 900,000 shares for issuance thereunder, subject to shareholder approval at the 2004 Annual Meeting. In addition to approving our 2004 Stock Plan, we are proposing for shareholder approval the transfer of up to 100,000 remaining shares available for grant under the 1995 Stock Option Plan (155,331 as of May 7, 2004) to the 2004 Stock Plan, and the transfer of up to 800,000 shares subject to outstanding options under the 1995 Stock Plan, if they expire unexercised. No further shares would be issued from the 1995 Stock Option Plan. The proposed 2004 Stock Plan prohibits option or stock appreciation right repricings, including by way of an exchange for another award, unless shareholder approval is obtained. As of May 7, 2004, the closing price of our common stock was $35.75 per share.

The 2004 Stock Plan provides for the grant of options to purchase shares of our common stock, stock appreciation rights (“SARs”), restricted stock, performance shares, performance units, and deferred stock units to employees and consultants of Cost Plus. As of May 7, 2004, there were approximately 5,000 employees (including officers) eligible to participate in the 2004 Stock Plan.

Please see the summary of the 2004 Stock Plan below.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the amendments to the 2004 Stock Plan.

Our executive officers have an interest in this proposal as they may receive awards under the 2004 Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF OUR 2004 STOCK PLAN TO: (i) RESERVE 900,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER, (ii) TO TRANSFER TO THE 2004 STOCK PLAN UP TO 100,000 REMAINING SHARES AVAILABLE FOR GRANT IN THE 1995 STOCK OPTION PLAN AND UP TO 800,000 SHARES SUBJECT TO OUTSTANDING OPTIONS IF THEY EXPIRE, AND (iii) TO APPROVE THE MATERIAL TERMS OF THE 2004 STOCK PLAN AND THE PERFORMANCE GOALS THEREUNDER FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m).

Summary of the 2004 Stock Plan

The essential features of the 2004 Stock Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2004 Stock Plan, which is attached as Appendix B. Capitalized terms used herein and not defined shall have the meanings set forth in the 2004 Stock Plan.

General. The purposes of the 2004 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees and consultants, and promote the success of our business.

Administration. The 2004 Stock Plan may be administered by our Board of Directors or a committee, which our Board of Directors may appoint from among its members (the “Administrator”). Subject to the provisions of the 2004 Stock Plan, the Administrator has the authority to: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 2004 Stock Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) determine the terms and conditions applicable to awards generally and of each individual award (including the provisions of the award agreement to be entered into between the Company and the grantee); (vii) amend any outstanding award subject to applicable legal restrictions (except repricing an option or SAR, unless shareholder approval is obtained); (viii) authorize any person to execute, on our behalf, any instrument required to effect the grant of an award; (ix) approve forms of agreement for use under the Plan; (x) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, vesting of an award (or distribution of a deferred stock unit) that number of shares or cash having a fair market value equal to the minimum amount required to be withheld; and (xi) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2004 Stock Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

Reserved Shares. The maximum number of shares that may be subject to option grants under the 2004 Stock Plan is 1,800,000 shares, which includes 900,000 new shares, up to 100,000 remaining shares available for grant under our 1995 Stock Option Plan, and up to 800,000 shares subject to outstanding options under our 1995 Stock Option Plan if they expire unexercised. However, no more than 30% of the shares available for issuance under the 2004 Stock Plan as of July 1, 2004 and shares subsequently added to the 2004 Stock Plan by virtue of options expiring under the 1995 Stock Plan may be granted pursuant to awards with an exercise price or purchase price that is less than 100% of fair market value on the date of grant.

Eligibility. The 2004 Stock Plan provides that awards may be granted to our employees and consultants. Incentive stock options may only be granted to employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a “10% Shareholder”) is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the common stock on the date of grant.

Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation associated with options and stock appreciation rights granted to such persons, the 2004 Stock Plan provides that no employee may be granted options and SARs to purchase more than 300,000 shares of common stock in any fiscal year.

Performance Goals. We have designed the 2004 Stock Plan so that it permits us to also issue other awards that qualify as performance-based under Section 162(m) of the Code. Thus, the Administrator may make performance goals applicable to a participant with respect to an award.

The Administrator, in its discretion, may make performance goals applicable to a participant with respect to an award. At the Administrator’s discretion, one or more of the following performance goals may apply: annual revenue, cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, and total stockholder return, all as determined in accordance with generally accepted accounting principles.

Terms and Conditions of Options. Each option granted under the 2004 Stock Plan is evidenced by a written stock option agreement between the optionee and Cost Plus and is subject to the following terms and conditions:

(a) Exercise Price; No Repricing. The Administrator determines the exercise price of options at the time the options are granted. However, excluding options issued to 10% Shareholders, the exercise price of an incentive stock option must not be less than 100% of the fair market value of the common stock on the date the option is granted, and the exercise price of a nonstatutory option shall be determined by the administrator of the 2004 Stock Plan but may not be less than 25% of the fair market value of the common stock on the date the option is granted. As our common stock is listed on the Nasdaq National Market, the fair market value is the closing sale price for the common stock (or the closing bid if no sales were reported) on the date the option is granted. In addition, no option granted under the 2004 Stock Plan may be repriced without shareholder approval, including by means of an exchange for another award.

(b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, other shares of our common stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver to us the exercise price from sale or loan proceeds, or by a combination thereof.

(c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 2004 Stock Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Shareholder, the term of the option shall be for no more than five years from the date of grant.

(d) Termination of Employment. If an optionee’s employment terminates for any reason (other than death or permanent disability), all options held by such optionee under the 2004 Stock Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

(e) Permanent Disability. If an employee is unable to continue employment with us as a result of permanent and total disability (as defined in the Code), all options held by such optionee under the 2004 Stock Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee’s employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

(f) Death. If an optionee dies while employed by us, his or her option shall expire upon the earlier of (i) 12 months after the optionee’s death or (ii) the expiration date of the option. The executors or other legal representative or the optionee may exercise all or part of the optionee’s option at any time before such expiration with respect to all shares subject to such option.

(g) Limitations. If the aggregate fair market value of all shares of common stock subject to an optionee’s incentive stock option that are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

(h) Other Provisions. The stock option agreement may contain terms, provisions and conditions that are inconsistent with the 2004 Stock Plan as determined by the Administrator.

Exercise Price and Other Terms of Stock Appreciation Rights; No Repricing. The Administrator, subject to the provisions of the 2004 Stock Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the 2004 Stock Plan. However, no SAR may be repriced without shareholder approval, including by means of an exchange for another award.

Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, the holder of the SAR shall be entitled to receive payment in an amount equal to the product of (X) the difference between the fair market value of a share on the date of exercise and the exercise price and (Y) the number of shares for which the SAR is exercised.

Payment upon Exercise of Stock Appreciation Right. At the discretion of the Administrator, payment to the holder of a SAR may be in cash, shares of our common stock or a combination thereof. In the event that payment to the holder of a SAR is settled in cash, the shares available for issuance under the 2004 Stock Plan shall not be diminished as a result of the settlement.

Stock Appreciation Right Agreement. Each SAR grant shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the committee, in its sole discretion, shall determine.

Expiration of Stock Appreciation Rights. SARs granted under the 2004 Stock Plan expire as determined by the Administrator, but in no event later than ten (10) years from date of grant. No SAR may be exercised by any person after its expiration.

Grant of Restricted Stock. Subject to the terms and conditions of the 2004 Stock Plan, restricted stock may be granted to our employees and consultants at any time and from time to time at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. However, no participant shall be granted a restricted stock award covering more than 200,000 shares in any of Cost Plus’s fiscal years. Until the shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the underlying shares.

Restricted Stock Award Agreement. Each restricted stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock grant has a purchase price, the purchase price must be paid no more than ten (10) years following the date of grant.

Grant of Performance Shares. Subject to the terms and conditions of the 2004 Stock Plan, performance shares may be granted to our employees and consultants at any time and from time to time as shall be determined at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares of our common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component. However, no participant shall be granted a performance share award covering more than 200,000 units of performance shares in any of Costs Plus’s fiscal years.

Performance Share Award Agreement. Each performance share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

Grant of Performance Units. Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying shares of our common stock, determined as of the vesting date. The shares available for issuance under the 2004 Stock Plan shall not be diminished as a result of the settlement of a performance unit.

Performance Unit Award Agreement. Each performance unit grant shall be evidenced by an agreement that shall specify such terms and conditions as shall be determined at the discretion of the Administrator. However, no participant shall be granted a performance unit award covering more than one million dollars in any of Cost Plus’s fiscal years, except that a newly hired participant may receive a performance unit award covering up to two million dollars.

Deferred Stock Units. Deferred stock units shall consist of a restricted stock, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred stock units are subject to the individual annual limits that apply to each type of award.

Non-Transferability of Awards. Unless determined otherwise by the Administrator, an award granted under the 2004 Stock Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the 2004 Stock Plan transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

Acceleration upon Death. In the event that a Participant dies while a service provider, 100% of his or her awards shall immediately vest.

Adjustment Upon Changes in Capitalization, Corporate Transactions. In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in our capital structure, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 2004 Stock Plan, the individual fiscal year limits applicable to restricted stock, performance share awards, SARS and options, the number and class of shares of stock subject to any award outstanding under the 2004 Stock Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made upon approval of the Compensation Committee of our Board of Directors, whose determination shall be conclusive. In the event that we are acquired in any merger, consolidation, acquisition of assets or like occurrence, each outstanding award granted under the 2004 Stock Plan shall become fully vested and exercisable.

Amendment, Suspensions and Termination of the 2004 Stock Plan. Our Board of Directors may amend, suspend or terminate the 2004 Stock Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (“Rule 16b-3”) or Section 422 of the Code, or any similar rule or statute. If Proposal Two is approved, the 2004 Stock Plan will extend to April 2014.

Federal Tax Information.

Options. Options granted under the 2004 Stock Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory options.

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sales price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Shareholder. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time the optionee is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sale price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares. A participant will not have taxable income upon grant (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

Tax Effect for Us. We generally will be entitled to a tax deduction in connection with an award under the 2004 Stock Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include shareholder approval of the 2004 Stock Plan and performance goals under the 2004 Stock Plan, setting individual annual limits on each type of award, and certain other requirements. The 2004 Stock Plan has been designed to permit the Administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

Accounting Treatment

Currently, employee awards with purchase prices at or above fair market value on the grant date typically do not result in any direct charge to our reported earnings. However, the fair value of these awards is required to be disclosed in the notes to our financial statements. We must also disclose in the notes to our financial statements the pro forma impact these awards would have on our reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as compensation expense.

Currently, employee awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the “spread,” i.e., the difference between the purchase price and the fair market value on the grant date. Typically, this expense is amortized over our earnings over the award’s vesting period.

The Financial Accounting Standards Board intends to require mandatory expensing for equity awards for fiscal years commencing after December 15, 2004. In such event, we expect that all 2004 Stock Plan awards will result in direct charges to our reported earnings.

Stock Issuances. We are unable to determine the benefits or amounts under the 2004 Stock Plan that will be received by or allocated to our executive officers named in the Summary Compensation Table of the Executive Compensation or other employees.

PROPOSAL THREE

AMENDMENT OF THE 1996 DIRECTOR OPTION PLAN

The 1996 Director Option Plan (the “Director Plan”) was adopted by our Board of Directors and approved by our shareholders in March 1996. Our Board of Directors believes that the Director Plan serves as an incentive to current Directors, helps align their interests with those of our shareholders, and is an important factor in attracting and retaining qualified persons willing to serve on our Board of Directors.

Under the terms of the Director Plan, the exercise price of each option is the market value of our common stock on the date of grant. In addition, these options have terms of 10 years but terminate earlier if the individual ceases to serve as a director. A cumulative total of 403,675 shares of our common stock have been reserved for issuance under the Director Plan prior to the amendment described in this Proposal Three. As of May 7, 2004 options to purchase 281,616 shares were issued and outstanding under the Director Plan, options to purchase 105,844 shares of our common stock had been exercised, and options to purchase 16,215 shares remained available for future grants. As of May 7, 2004, the closing price of our common stock was $35.75 per share.

In April 2004, our Board of Directors approved a proposal to amend the Director Plan to increase the shares reserved for issuance thereunder by 100,000 shares. We are seeking shareholder approval of the proposed amendment to the Director Plan.

In our fiscal year ended January 31, 2004, our non-employee directors each received grants under the Director Plan of options to purchase 8,000 shares of our common stock at an exercise price of $22.96. In February 2004, our non-employee directors each received grants under the Director Plan of options to purchase 12,000 shares of common stock at an exercise price of $38.50.

Required Vote

The proposed amendment to the 1996 Director Option Plan requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 1996 DIRECTOR OPTION PLAN.

Summary of the 1996 Director Option Plan (including proposed amendment)

The essential features of the 1996 Director Option Plan (the “Director Plan”) are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Director Plan. Capitalized terms used herein and not defined shall have the meanings set forth in the Director Plan.

Purpose. The purposes of the Director Plan are to attract and retain the best available individuals for service as non-employee directors of Cost Plus (“Outside Directors”), to provide additional incentive to the Outside Directors and to encourage their continued service on our Board of Directors.

Administration. The Director Plan is administered by our Board of Directors or our Compensation Committee (the “Committee”). All grants of options under the Director Plan are subject to the discretion of the Committee pursuant to the terms of the Director Plan. All questions of interpretation or application of the Director Plan are determined by our Board of Directors, whose decisions are final and binding upon all participants.

Reserved Shares. The maximum number of shares that may be subject to option grants under the Director Plan will be 503,675 shares if this Proposal Three is approved.

Eligibility. Options under the Director Plan may be granted only to Outside Directors or their assignees. We currently have six Outside Directors, all of whom have been nominated for re-election at our 2004 Annual Meeting of Shareholders.

Terms of Options. The specific terms of each option granted under the Director Plan are determined by the Committee. Each option granted under the Director Plan is evidenced by a written stock option agreement between Cost Plus and the optionee. Options are generally subject to the terms and conditions listed below.

Exercise of the Option. Options granted under the Director Plan expire as determined by the Committee, but in no event later than ten years from the date of grant. Optionees may exercise their options by giving written notice of exercise to Cost Plus specifying the number of full shares of common stock to be purchased and by tendering payment of the purchase price. Payment for shares purchased upon exercise of an option shall be in cash, check, certain other shares of our common stock, pursuant to a “cashless” exercise program or any combination of the foregoing payment methods.

Exercise Price. The per share exercise price for shares to be issued pursuant to exercise of an option under the Director Plan is 100% of the fair market value per share of our common stock on the date of grant of the option. The fair market value is determined by the closing price on the Nasdaq National Market on the date of the grant of the option.

Termination of Continuous Status as Director. If an optionee ceases to serve as a director, he or she may, but only within six months after the date he or she ceases to be a director, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination (but in no event later than the expiration of its term). To the extent that he or she was not entitled to exercise the option at the date of such termination, or if he or she does not exercise such option within the time specified, the option terminates.

Disability or Death. In the event that a director is unable to continue the director’s service as such with us as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code) or if an optionee should die while a director, the director or his or her estate may, but only within twelve months from the date of termination due to disability or death, exercise the option to the extent the director was entitled to exercise the option at the date of such termination (but in no event later than the expiration of its term). To the extent that the director was not entitled to exercise the option at the date of such termination, or if the director or his or her estate does not exercise such option within the time specified, the option terminates.

Liquidation or Dissolution. In the event of our proposed liquidation or dissolution, options under the Director Plan shall terminate.

Merger or Asset Sale. In the event of our merger or the sale of substantially all of our assets, each option may be assumed or an equivalent option substituted by the successor corporation. If the successor does not agree to assume or substitute the option, each option shall also become fully vested and exercisable for a period of 30 days from the date our Board of Directors notifies the optionee, after which period the option shall terminate. If, after the assumption or substitution of the options, the director does not continue as a director of Cost Plus or the successor corporation other than as a result of a voluntary resignation, the option will become fully vested and exercisable and remain exercisable for six months after the end of the directorship.

Capital Changes. In the event of any changes made in our capitalization which result in an exchange of common stock for a greater or lesser number of shares without receipt of consideration, appropriate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the Director Plan, as well as the number of shares reserved for issuance under the Director Plan.

Nontransferability of Option. Options granted pursuant to the Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Plan as may be determined by our Board of Directors.

Amendment, Suspensions and Termination of the Director Plan. Our Board of Directors may amend, alter, suspend or terminate the Director Plan at any time, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of any optionee under any grant theretofore made without such optionee’s consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, we shall obtain shareholder approval of any amendment to the Director Plan in such a manner and to such a degree as required.

Federal Tax Information.

Options. Options granted pursuant to the Director Plan are “nonstatutory options” and will not qualify for any special tax benefits to the optionee.

An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the shares over the exercise price. Because shares held by directors might be subject to restrictions on resale under Section 16(b) of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise.

Upon a resale of shares acquired pursuant to an option under the Director Plan, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as short-term or long-term capital gain or loss, depending on the holding period.

Tax Effect for Us. We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option under the Director Plan. We are not required to withhold any amount for tax purposes on any such income included by the optionee.

The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP to audit the financial statements of the Company for the current fiscal year ending January 29, 2005 and recommends that the shareholders ratify this selection. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Representatives of Deloitte & Touche LLP are expected to be available at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit and Related Fees for Fiscal Years 2003 and 2002

The aggregate professional fees billed for Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte”) for the audit of our annual financial statements for fiscal 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by Deloitte for these periods are as follows:

	2003	2002
Audit-fees (1)	$365,797	$281,000
Audit-related fees (2)	20,643	21,500
Tax Fees (3)	90,981	57,900
All other fees	—	—

Total Fees:	$477,421	$360,400

(1)	Audit Fees—These are fees for professional services performed by Deloitte (a) for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings and (b) for services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees—These are fees for the assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(3)	Tax Fees—These are fees for professional services performed by Deloitte with respect to tax compliance, tax advice and tax planning.

The Audit Committee pre-approved all audit services, audit-related services, tax services and other services and concluded that the provision of such services by Deloitte was compatible with maintaining auditor independence. The Audit Committee’s current practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent auditors.

Required Vote

The ratification of the appointment of Deloitte & Touche LLP as our independent auditors requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

REPORT OF THE AUDIT COMMITTEE

The following is the audit committee’s report submitted to the Board of Directors for the fiscal year ended January 31, 2004.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of Cost Plus’s financial statements, its compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of Cost Plus’s internal audit function and independent auditors, and risk assessment and risk management. The Audit Committee manages Cost Plus’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from Cost Plus for such advice and assistance.

Cost Plus’s management has primary responsibility for preparing Cost Plus’s financial statements and for Cost Plus’s financial reporting process. Cost Plus’s independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of Cost Plus’s audited financial statements with accounting principles generally accepted in the United States. We monitor and review these processes, as well as the integrity of Cost Plus’s consolidated financial statements and its system of internal controls. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

In this context, we

•	reviewed and discussed Cost Plus’s audited consolidated financial statements for the fiscal year ended January 31, 2004 with management and Deloitte & Touche LLP,

•	discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), and

•	received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standards No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche LLP their independence from Cost Plus.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Cost Plus’s audited consolidated financial statements for the fiscal year ended January 31, 2004 be included in Cost Plus’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Thomas D. Willardson, Chairman

Joseph H. Coulombe

Danny W. Gurr

REPORT OF THE COMPENSATION COMMITTEE

Our executive compensation program is administered by the Compensation Committee, which is composed of three non-employee directors: Barry J. Feld, Kim D. Robbins and Fredric M. Roberts. Mr. Roberts serves as Chairman of the Compensation Committee.

Compensation Philosophy

The objectives of the executive compensation program are:

•	to align compensation with our performance in meeting both short-term and long-term business objectives and with the interests of our shareholders,

•	to enable us to attract, retain and reward leaders who are key to our continued successful growth, and

•	to reward high levels of performance, with pay-at-risk increasing at higher levels of the organization.

Compensation Program

The Committee annually reviews the compensation of our executive officers on the basis of each executive’s responsibility, position and level of experience in conjunction with a competitive peer company salary survey. Our total direct compensation program consists of base salary, annual cash incentive opportunity (the “Cash Plus Incentive Plan”) and long-term equity-based incentive opportunity, as follows:

•	The base salary structure is targeted at median competitive levels.

•	The Cash Plus Incentive Plan rewards the achievement of short-term operational goals based on our achievement of targets established prior to the fiscal year for earnings before interest, taxes, depreciation and amortization (EBITDA), and other financial goals. The Committee believes that target bonus awards, in combination with base salaries, provide total cash compensation opportunity at median competitive levels. Cash compensation increases above median levels for actual performance exceeding target levels, and decreases below median levels for actual performance below target levels.

•	Long-term incentive opportunity will be delivered through annual basic grants under our 2004 Stock Plan, if approved by our shareholders, at what the Committee believes are median competitive levels.

Compensation of Chief Executive Officer

The Committee generally uses the factors and criteria described above in establishing the compensation of the Chief Executive Officer. In February 2003, Mr. Dashe’s base salary was raised from $525,000 to $575,000 per year. Mr. Dashe is also provided an incentive bonus, which was satisfied through his participation in the Cash Plus Incentive Plan. Mr. Dashe’s incentive award payment for the fiscal year ended January 31, 2004 was $100,000, which was based on the EBITDA target and other performance targets established prior to the fiscal year

Mr. Dashe was also awarded stock option grants for the purchase of an aggregate of 75,000 shares of common stock during the last fiscal year.

It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align our corporate economic performance and the interest of our shareholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

The Compensation Committee

Fredric M. Roberts, Chairman

Barry J. Feld

Kim D. Robbins

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is an executive officer of any entity for which any of our executive officers serves as a director or a member of the Compensation Committee.

EXECUTIVE COMPENSATION

The table below sets forth information for the three most recently completed fiscal years concerning the compensation of our Chief Executive Officer and our four other most highly compensated executive officers in the fiscal year ended January 31, 2004:

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Award ($)	Securities Underlying Options (#)	All Other Compensation ($)
Murray H. Dashe	2003	565,384	100,000	—	75,000	—
Chairman, Chief Executive Officer and President	2002 2001	513,462 464,989	486,762 113,295	— —	75,000 168,031	183,203 —	(1)

Gary D. Weatherford	2003	258,117	80,223	—	12,500	—
Executive Vice President, Operations	2002 2001	248,798 209,435	118,029 31,666	— —	15,000 49,125	— —

Stephen L. Higgins (2)	2003	289,424	35,859	—	10,000	—
Senior Vice President, Merchandising	2002 2001	264,423 239,799	106,615 25,515	— —	10,000 30,000	25,000 80,274	(3) (1)

John J. Luttrell (4)	2003	250,192	111,786	—	15,000	—
Senior Vice President and Chief Financial Officer	2002 2001	218,077 189,195	100,751 45,805	— —	35,000 42,500	— —

Michael J. Allen	2003	212,114	46,326	—	10,000	—
Senior Vice President, Store Operations	2002 2001	197,308 158,886	70,024 19,257	— —	10,000 34,063	— —

(1)	Relocation expense reimbursement.
(2)	Mr. Higgins resigned from Cost Plus in April 2004.
(3)	Amount received in connection with the debt forgiven by the Compensation Committee of the Board of Directors in connection with a loan to Mr. Higgins on April 28, 2000 to provide relocation assistance. The aggregate principal amount of the loan was $175,000, which accrued interest at 6.75% annually. The remaining loan balance was paid in full April 4, 2003.
(4)	Mr. Luttrell joined us in May 2000 as Vice President and Controller and was promoted to Chief Financial Officer in August 2001.

The table below provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended January 31, 2004 to the persons named in the Summary Compensation Table.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Option Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($ /Share) (2)	Expiration Date	5% ($)	10% ($)
Murray H. Dashe	75,000	13.29%	$22.96	2/25/2013	$1,082,957	$2,744,425
Gary D. Weatherford	12,500	2.21	22.96	2/25/2013	180,493	457,404
Stephen L. Higgins	10,000	1.77	22.96	2/25/2013	144,394	365,923
John J. Luttrell	15,000	2.66	22.96	2/25/2013	216,591	548,885
Michael J. Allen	10,000	1.77	22.96	2/25/2013	144,394	365,923

(1)	We granted options to employees to purchase a total of 564,500 shares of our common stock during the fiscal year ended January 31, 2004.
(2)	All options were granted pursuant to the 1995 Stock Option Plan at the fair market value of the common stock on the date of grant, as determined by the Board of Directors. The options have a term of ten (10) years and vest as to one-fourth (1/4) of the shares subject to the option each year on the anniversary of the grant date such that the option shall be fully vested four (4) years from the grant date.
(3)	Potential realizable value is net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved and do not reflect our estimate of future stock price growth.

The table below provides the specified information concerning the exercise of options to purchase our common stock in the fiscal year ended January 31, 2004 and the unexercised options held as of January 31, 2004 by the persons named in the Summary Compensation Table.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in the Money Options at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Murray H. Dashe	89,698	$1,474,569	98,463	221,250	$1,451,467	$4,601,200
Gary D. Weatherford	21,277	481,286	53,250	47,250	967,377	999,468
Stephen L. Higgins	15,249	187,763	28,751	39,000	394,073	823,395
John J. Luttrell	12,500	165,212	10,000	67,500	176,550	1,271,488
Michael J. Allen	15,629	538,364	70,094	33,167	1,903,488	700,351

(1)	Calculated by determining the difference between the fair market value of our common stock on the date of exercise or at January 30, 2004 ($43.38), as applicable, and the exercise price of such options, multiplied by the number of shares.

Equity Compensation Plan Information

The following table sets forth information as of January 31, 2004 about our common stock that may be issuable upon the exercise of options and rights granted to employees, consultants and members of our Board of Directors under all existing equity compensation plans.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and prior to the actions described in this Proxy Statement)
Equity compensation plans approved by shareholders
1994 Stock Option Plan	5,717	$2.56	—
1995 Stock Option Plan	1,844,430	22.47	603,414
1996 Director Option Plan	216,504	23.10	88,215
1996 Employee Stock Purchase Plan	(1)	(1)	537,351
Equity compensation plans not approved by shareholders	—	—	—

Total	2,066,651	22.48	1,228,980

(1)	We are unable to determine the number of shares underlying rights to purchase stock, or the price per share payable therefor, under the 1996 Employee Stock Purchase Plan until the close of an offering period.

Employment and Related Agreements; Change in Control Arrangements

We entered into a three-year employment agreement with Murray Dashe, Chairman, Chief Executive Officer and President, on July 3, 2002. The term of the agreement automatically extends after its initial three-year term for additional one-year periods unless either we give or Mr. Dashe gives advance notice of termination. Mr. Dashe’s agreement provides for an initial base salary of $525,000 per year and an annual performance bonus of up to 60% of his base salary upon achievement of financial and other goals as determined by the Compensation Committee. Mr. Dashe’s base salary will be reviewed at least annually and may be increased at the discretion of the Board of Directors in a manner consistent with past practices. Additionally, Mr. Dashe is eligible for an annual bonus above the target percentage upon exceptional achievement in exceeding goals established by the Board of Directors or by the Compensation Committee. The Board of Directors or Compensation Committee may also increase the target bonus in any subsequent year at their discretion. We also agreed to reimburse Mr. Dashe for certain relocation expenses, as reflected in the Summary Compensation Table.

In the event that Mr. Dashe’s employment is terminated involuntarily by us and not for cause or as a result of his death or disability during the term of his employment (including any one-year extensions) or as a result of our failure to extend his employment for any successive one-year period after the initial three-year term, Mr. Dashe is entitled to receive payment of his then current base salary for two additional years as well as a lump-sum payment of 100% of his target bonus for the year of termination (pro rata to the date of termination if it occurs as a result of death or disability). In addition, any unvested stock options held by Mr. Dashe will be accelerated and vested in full as of the date of an involuntary termination other than for cause. He will also be entitled to continued participation in our welfare plans at no additional after-tax cost for 24 months following the termination to the extent he is otherwise eligible (and subject to approval of our insurance carrier).

In the event that Mr. Dashe voluntarily terminates his employment with us during the initial three-year employment term or we terminate it for cause, he will receive no additional benefits unless the termination occurs during the second 12-month period following a change of control of Cost Plus, Inc. If Mr. Dashe voluntarily terminates his employment during the second 12-month period following a change of control of Cost Plus, or in the event that he voluntarily terminates his employment at any time after the initial three-year employment term (except during the first 12-month period after a change of control, in which case he will receive no additional benefits), he will receive 50% of his then current base salary for each of the next three years until he accepts employment with another employer (except in certain permitted cases), as well as a lump sum payment of 100% of his target bonus for the year of termination. In addition, any unvested stock options held by him will be accelerated and vested in full as of the date of termination. He will also be entitled to continued participation in our welfare plans at no additional after-tax cost for 36 months following the termination to the extent he is otherwise eligible (and subject to approval of our insurance carrier).

The terms “cause”, “involuntary termination”, “change of control” and “disability” as used in the above description are each defined terms in Mr. Dashe’s agreement.

In the event that the severance payments and other benefits provided for in the agreement or otherwise payable to Mr. Dashe constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986 and will be subject to the excise tax imposed by Section 4999 of the Code, Mr. Dashe shall be paid the amount of the excise tax as well as an additional amount sufficient to pay his federal and state income taxes arising from all such payments.

We have entered into retention agreements with the following executive officers: Michael Allen, Joan Fujii, Patricia Juckett, John Luttrell, Judith Soares, Theresa Strickland and Gary Weatherford. These agreements provide for payments to them in certain circumstances upon their involuntary termination, including termination following a change of control (as such terms are defined below). Each of Ms. Fujii’s, Mr. Luttrell’s, Ms. Strickland’s and Mr. Weatherford’s agreements provides for 12 months of severance pay in the event such employee is involuntarily terminated prior to June 15, 2005, and 18 months of severance pay if such employee is involuntarily terminated after a change of control prior to June 15, 2005. Each of Mr. Allen’s, Ms. Juckett’s, and Ms. Soares’ agreements provides for six months of severance pay in the event such employee is involuntarily terminated prior to June 15, 2005, and nine months of severance pay if such employee is involuntarily terminated after a change of control prior to June 15, 2005.

In addition, in the case of Mr. Luttrell only, in the event that the severance payments and other benefits provided for in the agreement or otherwise payable to Mr. Luttrell constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986 and will be subject to the excise tax imposed by Section 4999 of the Code, Mr. Luttrell shall be paid the amount of the excise tax as well as an additional amount sufficient to pay his federal and state income taxes arising from all such payments.

The agreements discussed in the preceding paragraphs define an “involuntary termination” as either our termination of the executive’s employment, other than for cause, or a material reduction in the executive’s salary, employee benefits or responsibilities or duties. A “change of control” is defined as: (i) the acquisition by any person of securities representing 50% or more of the voting power of our outstanding securities; (ii) a change in the composition of the Board of Directors within a two-year period resulting in a minority of incumbent directors; (iii) a merger or consolidation in which our shareholders immediately prior to the transaction hold less than 50% of the voting power of the surviving entity immediately after the transaction; (iv) the sale or disposition of all or substantially all of our assets; or (v) our complete liquidation or dissolution.

Our 1995 Stock Option Plan provides that in the event of our change of control, as that term is defined in the 1995 Stock Option Plan, outstanding stock options will become fully vested and will either be exchanged for the same per share consideration other shareholders receive in the sale, less the option exercise price, or become exercisable thereafter for such consideration.

Certain Relationships and Related Transactions

To provide housing relocation assistance for Stephen L. Higgins, our former Senior Vice President, Merchandising, we loaned Mr. Higgins $175,000 on April 28, 2000. The loan was due and payable on the earlier to occur of (i) the third anniversary of the Agreement or, (ii) the third business day after the sale by Mr. Higgins of his prior residence. The loan accrued interest at 6.75% per annum. On February 26, 2002, the Compensation Committee of the Board of Directors approved loan forgiveness in an amount of $25,000 in connection with the repayment of the loan by Mr. Higgins. The remaining loan balance was paid in full on April 4, 2003.

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total return for our common stock, the Nasdaq National Market—U.S. Index and the Nasdaq CRSP Retail Group Index from January 31, 1999 through the fiscal year ended January 31, 2004. In preparing the graph it was assumed that: (i) $100 was invested on January 31, 1999 in our common stock at $15.78 per share (adjusted for stock splits), the Nasdaq National Market—U.S. Index and the Nasdaq CRSP Retail Group Index and (ii) all dividends were reinvested.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following performance graph shall neither be incorporated by reference into any such filings; nor be incorporated by reference into any future filings.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG COST PLUS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ RETAIL TRADE INDEX

*	$100 invested on 1/31/99 in stock or index- including reinvestment of dividends. Fiscal year ending January 31.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth as of March 31, 2004 (except as otherwise indicated) certain information with respect to the beneficial ownership of our common stock by: (i) each person known by us to own beneficially more than five percent (5%) of the outstanding shares of our common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers as a group.

Name and Address (1)	Shares Beneficially Owned	Percentage (2)
Westfield Capital Management Co. LLC (3)	2,619,631	12.0%
One Financial Center
23rd Floor
Boston, MA 02111
Delaware Management Holdings, Inc. (4)	2,584,919	11.8%
One Commerce Square
2005 Market Street
Philadelphia, PA 19103
Murray H. Dashe (5)	54,713	*
John J. Luttrell (5)	3,750	*
Stephen L. Higgins (5)	25,575	*
Michael J. Allen (5)	77,276	*
Gary D. Weatherford (5)	64,181	*
Joseph H. Coulombe (5)	11,388	*
Barry J. Feld (5)	10,000	*
Danny W. Gurr (6)	48,154	*
Kim D. Robbins (5)	15,460	*
Fredric M. Roberts (5)	32,293	*
Thomas D. Willardson	0	*
All current directors and executive officers as a group (14 persons)(5, 6)	503,168	2.3%

*	Less than 1%
(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown.
(2)	Percentage ownership is based on 21,838,401 shares of common stock outstanding as of March 31, 2004 plus any shares issuable pursuant to the options held by the person or group in question that may be exercised within 60 days of March 31, 2004.
(3)	Information is as of March 31, 2004, and is based solely on a report available to Cost Plus from the Nasdaq Online service of the Nasdaq Corporate Services Network.
(4)	Information is as of February 4, 2004, and is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by Delaware Management Holdings, Inc. and Delaware Management Business Trust, both of which report to have beneficial ownership of the shares.
(5)	Includes shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2004, as follows: Mr. Dashe, 54,713; Mr. Luttrell, 3,750; Mr. Higgins, 25,000; Mr. Allen, 76,761; Mr. Weatherford, 62,625; Mr. Coulombe, 11,388; Mr. Feld, 10,000; Ms. Robbins, 15,460; Mr. Roberts, 32,293; and all directors and executive officers as a group (14 persons), 492,715.
(6)	Includes 4,200 shares registered in the name of Mr. Gurr’s spouse, Vivian Southwell. Also includes 42,289 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended January 31, 2004, all officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.

BY ORDER OF THE BOARD OF DIRECTORS

Murray H. Dashe

Chairman of the Board,

Chief Executive Officer and

President

Dated: May 18, 2004

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

COST PLUS, INC.

As Amended Through February 26, 2004

PURPOSE:

The purpose of the Audit Committee of the Board of Directors (the “Board”) of Cost Plus, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s accounting policies and procedures, (iii) the Company’s compliance with legal and regulatory requirements, (iv) the independent auditor’s qualifications, independence and performance, (v) the Company’s disclosure controls and procedures and (vi) the Company’s internal control over financial reporting;

•	Provide the Board with the results of the Audit Committee’s monitoring and recommendations derived therefrom;

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board; and

•	Unless another committee shall have been so designated by the Board, serve as the Company’s Qualified Legal Compliance Committee (“QLCC”) and perform the functions set forth in the Charter of the QLCC.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility to plan or conduct audits or determine whether or not the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. Management of the Company is responsible for ensuring that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the company’s financial statements.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

•	Each member will be an independent director as defined in (i) the Sarbanes-Oxley Act of 2002, (ii) relevant rules of the SEC as in effect from time to time and (iii) Nasdaq Rule 4200 and other relevant Nasdaq rules pertaining to audit committee composition, including the requirement that no member shall have participated in the preparation of the Company’s financial statements at anytime during the three years prior to his or her joining the Audit Committee;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•	At least one member will be an “audit committee financial expert” as defined in Item 401(h) of SEC Regulation S-K, and at least one member (who may also serve as the audit committee financial expert)

will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in financial sophistication, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal control over financial reporting, including meeting periodically with the Company’s management and the independent auditors to review their assessment of adequacy of such controls and to review, before its release, the disclosure regarding such system of internal control over financial reporting required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Exercising sole responsibility for appointing, compensating (including all audit engagement fees and terms), retaining, overseeing the work of, and terminating the services of any registered public accounting firm engaged (including resolving disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and pre-approving audit and non-audit services provided to the Company by such auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) in accordance with the applicable requirements of the SEC and the Public Company Accounting Oversight Board (the “Oversight Board”), and all such auditors shall report directly to the Audit Committee;

•	Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them.

•	Reviewing and providing guidance with respect to the external audit by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC (which for purposes of the annual report shall include a recommendation as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K);

•	Directing the Company’s independent auditors to review, before filing with the SEC, the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing and approving the charter of the Company’s internal auditor and the annual internal audit plan, and reviewing the results of the internal auditor’s activities;

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•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditors’ services and audit committee members, member qualifications and activities;

•	Developing and recommending to the Board for adoption the Company’s code of ethics for its principal executive officer, principal financial officer and principal accounting officer or controller contemplated by Item 406 of SEC Regulation S-K and;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing and assessing on an annual basis its own charter, and, from time to time, reviewing and assessing its structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	Unless another committee shall have been so designated by the Board, serving as the Company’s QLCC and performing the duties set forth in the Charter of the QLCC.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter. The Audit Committee will meet separately with the internal auditors of the Company as it deems appropriate.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

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REPORTS:

In addition to preparing the report of the Audit Committee in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

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APPENDIX B

COST PLUS, INC.

2004 STOCK PLAN

1. Purposes of the Plan. The purposes of this Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Service Providers, and

•	to promote the success of the Company’s business.

Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(c) “Applicable Laws” means the legal requirements relating to the administration of equity compensation plans under state corporate and securities laws and the Code.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

(e) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Awarded Stock” means the Common Stock subject to an Award.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Position” means the Company’s level of cash and cash equivalents.

(i) “Change of Control” means the occurrence of any of the following events:

(i) The acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

(iii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iv) The approval by the shareholders of the Company of a plan of complete liquidation of the Company;

(v) The sale of all or substantially all of the assets of the Company determined on a consolidated basis; or

(vi) The complete liquidation or dissolution of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the Common Stock of the Company.

(m) “Company” means Cost Plus, Inc., a California corporation.

(n) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term Consultant shall not include Directors who are compensated by the Company only for their service as Directors.

(o) “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 13.

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(s) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid

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and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(v) “Fiscal Year” means a fiscal year of the Company.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(cc) “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

(dd) “Option” means a stock option granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(ff) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(gg) “Participant” means the holder of an outstanding Award granted under the Plan.

(hh) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to a Restricted Stock award. As determined by the Administrator, the Performance Goals applicable to a Restricted Stock award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Return on Assets, (h) Return on Equity, (i) Return on Sales, and (j) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.

(ii) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 11.

(jj) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 12.

(kk) “Per Share Strike Price” means, with respect to each Option or SAR, the per share exercise price.

(ll) “Plan” means this 2004 Stock Plan.

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(mm) “Restricted Stock” means Shares granted pursuant to Section 10 of the Plan.

(nn) “Retirement” means a Participant’s voluntary retirement at or after age 65 (or, with the consent of the Plan Administrator, in its sole discretion, age 55).

(oo) “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(pp) “Return on Equity” means the percentage equal to the Company’s Net Income divided by average shareholder’s equity, determined in accordance with generally accepted accounting principles.

(qq) “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(rr) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ss) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(tt) “Service Provider” means an Employee or Consultant.

(uu) “Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

(vv) “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 9 hereof.

(ww) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(xx) “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 900,000 Shares plus any Shares remaining available for issuance pursuant to the Company’s 1995 Stock Plan as of the date upon which this Plan is approved, up to a maximum of 100,000 Shares, plus any shares subject to any outstanding options under the Company’s 1995 Stock Option Plan that subsequently expire unexercised, up to a maximum of an additional 800,000 Shares; provided, however, that in no event shall more than 30% of the Stock remaining issuable under the Plan as of the date of obtaining shareholder approval in 2004 and 30% of the Shares subsequently added to the Plan by virtue of outstanding 1995 Stock Option Plan options expiring unexercised be issued pursuant to Awards with an exercise price or purchase price that is less than 100% of Fair Market Value on the date of grant. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only shares actually issued pursuant to an SAR shall cease to be available under the Plan; all remaining shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.

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4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Appreciation previously granted by the Administrator;

(xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum

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amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to determine the terms and restrictions applicable to Awards; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i) of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

(ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment at any time, with or without cause or notice.

(c) The following limitations shall apply to grants of Options and Stock Appreciation Rights to Employees:

(i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Appreciation Rights to purchase more than 300,000 Shares.

(ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 16.

7. Term of Plan. The Plan shall continue in effect for a term of ten (10) years following the date upon which the Board approved the Plan in 2004.

8. Stock Options.

(a) Term. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

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(b) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(A) In the case of an Incentive Stock Option

a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

b) granted to any Employee other than an Employee described in paragraph a) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 25% of the Fair Market Value per share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(C) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(D) The exercise price for an Option may not be reduced without the consent of the Company’s shareholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

(d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

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(e) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(f) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death, Disability or Retirement, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for thirty (30) days following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(g) Disability or Retirement of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability or pursuant to his or her Retirement, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Option Agreement (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant’s death. If the

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Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b) Exercise Price and other Terms. Subject to Section 6(c) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s shareholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) the number of Shares with respect to which the SAR is exercised.

(d) Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

(e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(g) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death, Disability or Retirement termination, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for thirty (30) days following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(h) Disability or Retirement of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability or his or her Retirement, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(i) Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised following the Participant’s death within such period of time as is specified in the SAR Agreement (but in no

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event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the SAR Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant’s death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

10. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant (provided that during any fiscal year of the Company, no Participant shall be granted more than 200,000 Shares of Restricted Stock), and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. Restricted Stock shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

(d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant (provided that during any fiscal year of the Company, no Participant shall be granted more than 200,000 units of Performance Shares), and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such

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unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Performance Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Shares which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

12. Performance Units.

(a) Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Performance Units or the cash payable thereunder.

(b) Number of Performance Units. The Administrator will have complete discretion in determining the number of Performance Units granted to any Participant, provided that during any fiscal year of the Company, no Participant shall receive Performance Units having an initial value greater than $1,000,000, except that such Participant may receive Performance Units in a fiscal year of the Company in which his or her service as a Participant first commences with an initial value no greater than $2,000,000.

(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the Shares awarded shall bear such legends as shall be determined by the Administrator.

(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

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(e) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Performance Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

13. Deferred Stock Units.

(a) Description. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

(b) 162(m) Limits. Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Performance Share or Performance Unit Award.

14. Death of Participant. In the event that a Participant dies while a Service Provider, then 100% of his or her Awards shall immediately vest.

15. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

16. Adjustments Upon Changes in Capitalization or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 6(c), 10(a) and 11(a) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Change of Control.

(i) Stock Options and SARs. In the event of a Change of Control, each outstanding Option and SAR shall become fully (100%) vested and exercisable. In addition, at the election of the Company the following shall occur:

(A) each Option and SAR shall be deemed to have been exercised to the extent it had not been exercised prior to that date, (ii) the Shares issuable in connection with the deemed exercise of each Option and SAR shall be issued to and in the name of the acquiror of the Company, if any,

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and (iii) in respect of each Share issued in connection with the deemed exercise of an Option or SAR, the Participant shall receive a per Share payment equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control, reduced by the Per Share Strike Price, or

(B) immediately after each outstanding Option and SAR has become fully (100%) vested it shall be terminated in exchange for a per share payment for each Share then subject to such Option or SAR equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control, reduced by the Per Share Strike Price, or

(C) in the event of a Change of Control that is consummated pursuant to a merger, consolidation or reorganization (a “Transaction”), each outstanding Option and SAR shall become fully (100%) vested and exercisable, and the Plan and the outstanding Options and SARs shall continue in effect in accordance with their respective terms and each Participant shall be entitled to receive in respect of each Share subject to any outstanding Option, upon exercise of such Option, the same number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Transaction in respect of a Share.

(ii) Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units. In the event of a Change of Control, each outstanding award of Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units shall become fully (100%) vested. In addition, at the election of the Company, immediately after each outstanding award of Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units have become fully (100%) vested, they shall be terminated and cancelled in exchange for a per share payment for each Share (or, for Performance Units, unit) then subject to such each outstanding award of Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Change of Control. The Company may also elect to have vested Deferred Stock Units be assumed by the acquirer for distribution according to their existing distribution schedule.

17. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the

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cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Liability of Company.

(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Awarded Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 18(b) of the Plan.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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1505-PS-04

DETACH HERE

PROXY	COST PLUS, INC.	PROXY

PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is Solicited by the Board of Directors

The undersigned shareholder(s) of Cost Plus, Inc., a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 18, 2004, and hereby appoints MURRAY H. DASHE and JOHN J. LUTTRELL, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Shareholders of Cost Plus, Inc. to be held on July 1, 2004 at 2:00 p.m., Pacific time, at the Company’s corporate headquarters located at 200 4th Street, Oakland, California 94607 and at any adjournment or postponement thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present on any of the matters on the reverse side and with discretionary authority as to any and all other matters that may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND PROPOSALS SET FORTH BELOW AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

☒ Please mark votes as in this example.

1.	Election of Directors to serve one-year terms. Nominees: Murray H. Dashe, Joseph H. Coulombe, Barry J. Feld, Danny W. Gurr, Kim D. Robbins, Fredric M. Roberts, Thomas D. Willardson

FOR ALL ☐ NOMINEES	WITHHELD FROM ALL ☐ NOMINEES	MARK HERE IF YOU ☐ PLAN TO ATTEND THE MEETING

☐		MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐
(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space above.)

2. To approve the Company’s 2004 Stock Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m).	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve an amendment to the Company’s 1996 Director Option Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares.	☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To ratify and approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 29, 2005.	☐ FOR	☐ AGAINST	☐ ABSTAIN

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN and DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

Signature:	Date:

Signature:	Date: